CMO Desk

Yields Given Prices Report

CSFB03-1OGIAR5 30 year 5.5's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

04/22/2003 18:45:03

Bond: A8 Balance: 30,963,000 Coupon: 3.250000

Delay: 24	Class Factor: 1.00 Accruing Since:		4/01/2003
Settlement Date: 4/30/2003	WHOLE	30 year WAC:	6.15 WAM:	358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	100	150	200	300	350	500	1000
99-22	3.302	3.306	3.306	3.306	3.306	3.308	3.323
99-24	3.282	3.284	3.284	3.284	3.284	3.285	3.290
99-26	3.263	3.262	3.262	3.262	3.262	3.261	3.256
99-28	3.244	3.240	3.240	3.240	3.240	3.238	3.223
99-30	3.225	3.218	3.218	3.218	3.218	3.214	3.190
100- 0	3.205	3.196	3.196	3.196	3.196	3.191	3.156
100- 2	3.186	3.175	3.175	3.175	3.175	3.168	3.123
100- 4	3.167	3.153	3.153	3.153	3.153	3.144	3.090
*100- 6	3.148	3.131	3.131	3.131	3.131	3.121	3.056
100- 8	3.129	3.109	3.109	3.109	3.109	3.098	3.023
100-10	3.109	3.088	3.088	3.088	3.088	3.075	2.990
100-12	3.090	3.066	3.066	3.066	3.066	3.051	2.956
100-14	3.071	3.044	3.044	3.044	3.044	3.028	2.923
100-16	3.052	3.023	3.023	3.023	3.023	3.005	2.890
100-18	3.033	3.001	3.001	3.001	3.001	2.982	2.857
100-20	3.014	2.979	2.979	2.979	2.979	2.959	2.824
100-22	2.995	2.958	2.958	2.958	2.958	2.935	2.791
AVG LIFE	3.53	3.08	3.08	3.08	3.08	2.86	1.96
DURATION	3.25	2.86	2.86	2.86	2.86	2.67	1.87
FIRST PAY	5/03	5/03	5/03	5/03	5/03	5/03	5/03
LAST PAY	12/09	12/08	12/08	12/08	12/08	12/07	12/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of a offer to by nor shall there be any sale of securities in circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1OG3AR2 30 year 5.8's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

04/22/2003 18:41:00

Bond: A1 Balance: 129,382,000 Coupon: 4.000000

Delay: 24 Class Factor: 1.00 Accruing Since: 4/01/2003 Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.55 WAM: 354.00 >>>>> Prepayment Ramp begins at 6.000 and rises to 20.000 by month 12.<<<<

Months 480	PPC 50	PPC 75	PPC 100	PPC 125	PPC 150	PPC 175	PPC 200	PPC 225	PPC 250
99- 6	4.153	4.198	4.245	4.293	4.342	4.391	4.442	4.494	4.547
99-10	4.125	4.160	4.196	4.233	4.271	4.309	4.348	4.388	4.429
99-14	4.098	4.122	4.148	4.174	4.200	4.227	4.254	4.283	4.311
99-18	4.071	4.085	4.099	4.114	4.130	4.145	4.161	4.177	4.194
99-22	4.043	4.047	4.051	4.055	4.059	4.063	4.068	4.072	4.076
99-26	4.016	4.010	4.003	3.996	3.989	3.982	3.974	3.967	3.959
99-30	3.989	3.972	3.955	3.937	3.919	3.900	3.882	3.862	3.842
100- 2	3.962	3.935	3.907	3.878	3.849	3.819	3.789	3.758	3.726
100- 6	3.935	3.898	3.859	3.820	3.779	3.738	3.696	3.654	3.610
100-10	3.908	3.861	3.811	3.761	3.710	3.658	3.604	3.550	3.494
100-14	3.881	3.824	3.764	3.703	3.640	3.577	3.512	3.446	3.378
*100-18	3.854	3.787	3.716	3.644	3.571	3.496	3.420	3.342	3.262
100-22	3.828	3.750	3.669	3.586	3.502	3.416	3.329	3.239	3.147
100-26	3.801	3.713	3.621	3.528	3.433	3.336	3.237	3.136	3.032
100-30	3.774	3.676	3.574	3.470	3.364	3.256	3.146	3.033	2.918
101- 2	3.748	3.640	3.527	3.412	3.295	3.176	3.055	2.931	2.803
101- 6	3.721	3.603	3.480	3.354	3.227	3.097	2.964	2.828	2.689
101-10	3.695	3.566	3.433	3.297	3.158	3.017	2.873	2.726	2.575
101-14	3.668	3.530	3.386	3.239	3.090	2.938	2.783	2.624	2.461
101-18	3.642	3.494	3.339	3.182	3.022	2.859	2.693	2.522	2.348
101-22	3.615	3.457	3.293	3.125	2.954	2.780	2.603	2.421	2.235
101-26	3.589	3.421	3.246	3.068	2.886	2.701	2.513	2.320	2.122
101-30	3.563	3.385	3.200	3.011	2.819	2.623	2.423	2.219	2.009
AVG LIFE	5.48	3.79	2.87	2.30	1.91	1.63	1.42	1.26	1.12
DURATION	4.62	3.35	2.61	2.13	1.79	1.54	1.35	1.20	1.07
FIRST PAY	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
LAST PAY	1/18	8/13	12/10	4/09	3/08	6/07	10/06	5/06	12/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of a offer to by nor shall there be any sale of securities in circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1OG3AR2 30 year 5.8's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

04/22/2003 18:43:06

Bond: A1 Balance: 129,382,000 Coupon: 4.000000

Delay: 24  Class Factor: 1.00 Accruing Since:   4/01/2003

Settlement Date:  4/30/2003 WHOLE 30 year  WAC:  6.55 WAM:  354.00

Months	CPR	CPR	CPR	CPR	CPR	CPR	CPR	CPR	CPR
480	8.00	10.00	20.00	25.00	30.00	40.00	50.00	60.00	70.00
98-30.50	4.183	4.210	4.357	4.438	4.524	4.714	4.936	5.203	5.540
99-02.50	4.159	4.181	4.305	4.373	4.445	4.604	4.790	5.014	5.297
99-06.50	4.135	4.153	4.253	4.308	4.366	4.495	4.645	4.826	5.054
99-10.50	4.111	4.125	4.201	4.243	4.287	4.385	4.500	4.638	4.812
99-14.50	4.087	4.096	4.149	4.178	4.209	4.277	4.356	4.451	4.571
99-18.50	4.063	4.068	4.097	4.113	4.130	4.168	4.212	4.264	4.331
99-22.50	4.039	4.040	4.046	4.049	4.052	4.060	4.068	4.078	4.091
99-26.50	4.015	4.012	3.994	3.985	3.974	3.951	3.925	3.893	3.852
99-30.50	3.992	3.984	3.943	3.921	3.897	3.844	3.782	3.708	3.614
100-02.50	3.968	3.956	3.892	3.857	3.819	3.736	3.639	3.523	3.376
100-06.50	3.944	3.929	3.841	3.793	3.742	3.629	3.497	3.339	3.140
*100-10.50	3.921	3.901	3.790	3.729	3.664	3.522	3.355	3.155	2.903
100-14.50	3.897	3.873	3.739	3.666	3.587	3.415	3.214	2.972	2.668
100-18.50	3.873	3.846	3.688	3.602	3.511	3.308	3.073	2.790	2.433
100-22.50	3.850	3.818	3.638	3.539	3.434	3.202	2.932	2.607	2.199
100-26.50	3.827	3.790	3.587	3.476	3.357	3.096	2.791	2.426	1.966
100-30.50	3.803	3.763	3.537	3.413	3.281	2.990	2.651	2.245	1.734
101-02.50	3.780	3.736	3.487	3.350	3.205	2.885	2.512	2.064	1.502
101-06.50	3.757	3.708	3.437	3.287	3.129	2.780	2.373	1.884	1.271
101-10.50	3.733	3.681	3.387	3.225	3.053	2.675	2.234	1.705	1.040
101-14.50	3.710	3.654	3.337	3.162	2.978	2.570	2.095	1.526	0.810
101-18.50	3.687	3.627	3.287	3.100	2.902	2.465	1.957	1.347	0.581
101-22.50	3.664	3.599	3.237	3.038	2.827	2.361	1.819	1.169	0.353
AVG LIFE	6.42	5.31	2.68	2.11	1.72	1.22	0.91	0.70	0.54
DURATION	5.26	4.48	2.44	1.95	1.61	1.16	0.88	0.68	0.53
FIRST PAY	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
LAST PAY	6/20	11/17	9/10	1/09	12/07	8/06	10/05	3/05	9/04

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of a offer to by nor shall there be any sale of securities in circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1OG3AR2 30 year 5.8's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

03/19/2003 17:11:14

Bond: A2 Balance: 2,500,000 Coupon: 6.000000

Delay: 24  Class Factor: 1.00 Accruing Since:  4/01/2003

Settlement Date:  4/30/2003 WHOLE 30 year  WAC:  6.55 WAM:  354.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	325	800	1000	1600
99- 0	6.133	6.141	6.149	6.158	6.163	6.256	6.293	6.389
99- 8	6.109	6.113	6.118	6.124	6.127	6.181	6.202	6.258
99-16	6.085	6.086	6.088	6.089	6.090	6.105	6.112	6.127
99-24	6.061	6.059	6.057	6.055	6.054	6.030	6.021	5.997
100- 0	6.037	6.032	6.027	6.020	6.017	5.956	5.931	5.868
100- 8	6.014	6.006	5.996	5.986	5.981	5.881	5.842	5.739
100-16	5.990	5.979	5.966	5.952	5.945	5.807	5.752	5.610
100-24	5.967	5.952	5.936	5.918	5.909	5.733	5.663	5.482
*101- 0	5.943	5.926	5.906	5.884	5.873	5.659	5.574	5.354
101- 8	5.920	5.899	5.876	5.850	5.837	5.585	5.486	5.226
101-16	5.897	5.873	5.846	5.817	5.801	5.512	5.397	5.099
101-24	5.873	5.846	5.816	5.783	5.766	5.438	5.309	4.972
102- 0	5.850	5.820	5.786	5.750	5.730	5.365	5.221	4.846
102- 8	5.827	5.794	5.757	5.716	5.695	5.292	5.134	4.720
102-16	5.804	5.768	5.727	5.683	5.660	5.220	5.046	4.594
102-24	5.781	5.742	5.698	5.650	5.625	5.147	4.959	4.469
103- 0	5.759	5.716	5.668	5.617	5.590	5.075	4.873	4.344
AVG LIFE	17.31	14.07	11.67	9.88	9.15	3.83	3.12	2.10
DURATION	10.53	9.28	8.20	7.27	6.87	3.34	2.78	1.93
FIRST PAY	10/19	8/16	5/14	8/12	12/11	12/06	4/06	5/05
LAST PAY	6/21	2/18	8/15	10/13	12/12	4/07	7/06	6/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of a offer to by nor shall there be any sale of securities in circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1OG3AR2 30 year 5.8's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

03/19/2003 17:11:19

Bond: A5 Balance: 2,000,000 Coupon: 6.000000

Delay: 24  Class Factor: 1.00 Accruing Since:  4/01/2003

Settlement Date:  4/30  WHOLE 30 year  WAC:  6.55 WAM:  354.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	325	800	1000	1600
99- 0	6.128	6.134	6.141	6.148	6.152	6.237	6.272	6.371
99- 8	6.106	6.110	6.114	6.118	6.120	6.170	6.190	6.248
99-16	6.084	6.085	6.086	6.088	6.088	6.102	6.108	6.125
99-24	6.062	6.061	6.059	6.057	6.056	6.035	6.026	6.002
100- 0	6.040	6.037	6.032	6.027	6.025	5.968	5.945	5.879
100- 8	6.019	6.013	6.005	5.997	5.993	5.902	5.864	5.757
100-16	5.997	5.988	5.978	5.967	5.961	5.835	5.783	5.636
100-24	5.975	5.964	5.952	5.938	5.930	5.769	5.702	5.515
*101- 0	5.954	5.941	5.925	5.908	5.899	5.703	5.622	5.394
101- 8	5.932	5.917	5.898	5.878	5.867	5.637	5.542	5.273
101-16	5.911	5.893	5.872	5.849	5.836	5.571	5.462	5.153
101-24	5.890	5.869	5.846	5.819	5.805	5.505	5.382	5.034
102- 0	5.868	5.846	5.819	5.790	5.774	5.440	5.303	4.914
102- 8	5.847	5.822	5.793	5.761	5.743	5.375	5.224	4.795
102-16	5.826	5.799	5.767	5.731	5.713	5.310	5.145	4.677
102-24	5.805	5.775	5.741	5.702	5.682	5.245	5.066	4.558
103- 0	5.784	5.752	5.715	5.673	5.651	5.181	4.987	4.441
AVG LIFE	20.17	16.72	13.99	11.89	11.02	4.35	3.49	2.24
DURATION	11.45	10.32	9.25	8.30	7.87	3.73	3.07	2.04
FIRST PAY	8/22	3/19	7/16	7/14	9/13	6/07	9/06	6/05
LAST PAY	5/24	12/20	2/18	11/15	12/14	10/07	11/06	7/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of a offer to by nor shall there be any sale of securities in circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1OG3AR2 30 year 5.8's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

03/19/2003 17:11:25

Bond: A11 Balance: 1,793,999 Coupon: 6.000000

Delay: 24  Class Factor: 1.00 Accruing Since:  4/01/2003

Settlement Date:  4/30/2003  WHOLE  30 year  WAC:  6.55  WAM:  354.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	325	800	1000	1600
99- 0	6.121	6.123	6.125	6.128	6.130	6.197	6.231	6.340
99- 8	6.102	6.103	6.104	6.106	6.107	6.146	6.166	6.229
99-16	6.083	6.083	6.084	6.084	6.084	6.096	6.101	6.119
99-24	6.064	6.064	6.063	6.062	6.062	6.045	6.037	6.010
100- 0	6.045	6.044	6.043	6.041	6.040	5.995	5.972	5.900
100- 8	6.026	6.025	6.022	6.019	6.017	5.945	5.908	5.791
100-16	6.007	6.005	6.002	5.998	5.995	5.895	5.844	5.683
100-24	5.989	5.986	5.982	5.976	5.973	5.845	5.780	5.574
*101- 0	5.970	5.967	5.962	5.955	5.951	5.795	5.716	5.466
101- 8	5.951	5.948	5.942	5.934	5.929	5.746	5.653	5.359
101-16	5.933	5.928	5.922	5.912	5.907	5.696	5.589	5.251
101-24	5.914	5.909	5.902	5.891	5.885	5.647	5.526	5.144
102- 0	5.896	5.890	5.882	5.870	5.863	5.598	5.463	5.038
102- 8	5.878	5.872	5.862	5.849	5.842	5.549	5.400	4.931
102-16	5.859	5.853	5.842	5.828	5.820	5.500	5.338	4.825
102-24	5.841	5.834	5.822	5.807	5.798	5.451	5.275	4.720
103- 0	5.823	5.815	5.803	5.786	5.777	5.403	5.213	4.614
AVG LIFE	27.54	25.67	23.24	20.71	19.50	6.07	4.53	2.52
DURATION	13.21	12.82	12.24	11.55	11.18	4.96	3.87	2.28
FIRST PAY	2/29	4/26	4/23	8/20	6/19	11/08	7/07	10/05
LAST PAY	10/32	10/32	10/32	10/32	10/32	3/10	2/08	11/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of a offer to by nor shall there be any sale of securities in circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1OG3AR2 30 year 5.8's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

03/19/2003 17:13:24

Bond: A3 Balance: 2,500,000 Coupon: 5.500000

Delay: 24  Class Factor: 1.00 Accruing Since:  4/01/2003

Settlement Date:  4/30/2003  WHOLE  30 year WAC:  6.55 WAM 354.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	325	800	1000	1600
98- 0	5.715	5.736	5.760	5.785	5.799	6.053	6.153	6.416
98- 8	5.692	5.709	5.729	5.751	5.762	5.977	6.062	6.284
98-16	5.668	5.683	5.699	5.717	5.726	5.902	5.972	6.153
98-24	5.645	5.656	5.669	5.683	5.690	5.827	5.881	6.022
99- 0	5.622	5.630	5.639	5.649	5.654	5.752	5.791	5.892
99- 8	5.599	5.604	5.609	5.615	5.618	5.677	5.701	5.762
99-16	5.576	5.577	5.579	5.581	5.582	5.603	5.611	5.632
99-24	5.553	5.551	5.550	5.548	5.547	5.529	5.522	5.503
*100- 0	5.530	5.525	5.520	5.514	5.511	5.455	5.433	5.374
100- 8	5.507	5.499	5.490	5.481	5.476	5.381	5.344	5.246
100-16	5.484	5.473	5.461	5.447	5.440	5.307	5.255	5.118
100-24	5.462	5.447	5.431	5.414	5.405	5.234	5.167	4.991
101- 0	5.439	5.422	5.402	5.381	5.370	5.161	5.079	4.864
101- 8	5.417	5.396	5.373	5.348	5.335	5.088	4.991	4.737
101-16	5.394	5.370	5.344	5.315	5.300	5.016	4.903	4.611
101-24	5.372	5.345	5.315	5.282	5.265	4.943	4.816	4.485
102- 0	5.350	5.320	5.286	5.250	5.231	4.871	4.729	4.359
AVG LIFE	17.31	14.07	11.67	9.88	9.15	3.83	3.12	2.10
DURATION	10.90	9.56	8.40	7.44	7.01	3.37	2.80	1.94
FIRST PAY	10/19	8/16	5/14	8/12	12/11	12/06	4/06	5/05
LAST PAY	6/21	2/18	8/15	10/13	12/12	4/07	7/06	6/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of a offer to by nor shall there be any sale of securities in circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1OG3AR2 30 year 5.8's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

03/19/2003 17:13:29

Bond: A4 Balance: 3,000,000 Coupon: 5.750000

Delay: 24  Class Factor: 1.00 Accruing Since:  4/01/2003

Settlement 4/30/2003 WHOLE 30 year WAC: 6.55 354.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	325	800	1000	1600
98- 0	5.966	5.984	6.004	6.027	6.039	6.280	6.378	6.647
98- 8	5.943	5.958	5.976	5.995	6.005	6.208	6.291	6.518
98-16	5.920	5.932	5.947	5.962	5.971	6.137	6.204	6.389
98-24	5.897	5.907	5.918	5.930	5.937	6.065	6.117	6.261
99- 0	5.875	5.882	5.889	5.898	5.903	5.994	6.031	6.133
99- 8	5.852	5.856	5.861	5.866	5.869	5.923	5.945	6.006
99-16	5.830	5.831	5.833	5.834	5.835	5.852	5.859	5.878
99-24	5.807	5.806	5.804	5.802	5.801	5.782	5.774	5.752
*100- 0	5.785	5.781	5.776	5.771	5.768	5.711	5.689	5.625
100- 8	5.763	5.756	5.748	5.739	5.734	5.641	5.604	5.499
100-16	5.741	5.731	5.720	5.708	5.701	5.571	5.519	5.374
100-24	5.719	5.706	5.692	5.676	5.668	5.501	5.434	5.249
101- 0	5.697	5.681	5.664	5.645	5.635	5.432	5.350	5.124
101- 8	5.675	5.657	5.636	5.614	5.602	5.363	5.266	5.000
101-16	5.653	5.632	5.608	5.583	5.569	5.293	5.183	4.876
101-24	5.631	5.608	5.581	5.551	5.536	5.225	5.099	4.752
102- 0	5.610	5.583	5.553	5.521	5.503	5.156	5.016	4.629
AVG LIFE	18.72	15.35	12.78	10.84	10.04	4.08	3.30	2.15
DURATION	11.18	9.94	8.83	7.86	7.43	3.54	2.92	1.97
FIRST PAY	6/21	2/18	8/15	10/13	12/12	4/07	7/06	6/05
LAST PAY	8/22	3/19	7/16	7/14	9/13	6/07	9/06	6/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of a offer to by nor shall there be any sale of securities in circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1OG3AR2 30 year 5.8's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

03/19/2003 17:13:35

Bond: A6 Balance: 2,000,000 Coupon: 5.500000

Delay: 24  Class Factor: 1.00 Accruing Since:  4/01/2003

Settlement Date:  4/30/2003  WHOLE 30 year WAC:  6.55 WAM 354.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	325	800	1000	1600
98- 0	5.702	5.718	5.737	5.757	5.768	6.001	6.097	6.368
98- 8	5.681	5.694	5.710	5.727	5.736	5.933	6.014	6.244
98-16	5.659	5.670	5.683	5.697	5.705	5.866	5.932	6.120
98-24	5.638	5.647	5.657	5.668	5.674	5.799	5.850	5.996
99- 0	5.617	5.623	5.630	5.638	5.642	5.732	5.769	5.873
99- 8	5.596	5.599	5.604	5.609	5.611	5.665	5.688	5.751
99-16	5.575	5.576	5.577	5.579	5.580	5.599	5.606	5.628
99-24	5.554	5.552	5.551	5.550	5.549	5.532	5.526	5.507
*100- 0	5.533	5.529	5.525	5.520	5.518	5.466	5.445	5.385
100- 8	5.512	5.506	5.499	5.491	5.487	5.400	5.365	5.264
100-16	5.491	5.483	5.473	5.462	5.456	5.335	5.285	5.143
100-24	5.470	5.460	5.447	5.433	5.426	5.269	5.205	5.023
101- 0	5.450	5.436	5.421	5.404	5.395	5.204	5.125	4.903
101- 8	5.429	5.413	5.395	5.375	5.365	5.139	5.046	4.783
101-16	5.408	5.391	5.370	5.347	5.335	5.074	4.967	4.664
101-24	5.388	5.368	5.344	5.318	5.304	5.009	4.888	4.545
102- 0	5.368	5.345	5.319	5.290	5.274	4.944	4.809	4.427
AVG LIFE	20.17	16.72	13.99	11.89	11.02	4.35	3.49	2.24
DURATION	11.90	10.67	9.53	8.52	8.06	3.77	3.09	2.05
FIRST PAY	8/22	3/19	7/16	7/14	9/13	6/07	9/06	6/05
LAST PAY	5/24	12/20	2/18	11/15	12/14	10/07	11/06	7/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of a offer to by nor shall there be any sale of securities in circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1OG3AR2 30 year 5.8's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

03/19/2003 17:13:41

Bond: A7 Balance: 2,500,000 Coupon: 5.750000

Delay: 24  Class Factor: 1.00 Accruing Since:  4/01/2003

Settlement Date:  40/30/2003  WHOLE 30 year WAC:  6.55 WAM 354.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	325	800	1000	1600
98- 0	5.955	5.968	5.983	6.001	6.011	6.231	6.322	6.600
98- 8	5.933	5.944	5.958	5.973	5.981	6.167	6.244	6.479
98-16	5.912	5.921	5.932	5.945	5.951	6.103	6.166	6.357
98-24	5.891	5.898	5.907	5.916	5.921	6.039	6.088	6.236
99- 0	5.871	5.875	5.881	5.888	5.892	5.975	6.010	6.115
99- 8	5.850	5.853	5.856	5.860	5.862	5.912	5.932	5.995
99-16	5.829	5.830	5.831	5.832	5.833	5.849	5.855	5.875
99-24	5.808	5.807	5.806	5.804	5.804	5.786	5.778	5.756
*100- 0	5.788	5.785	5.781	5.777	5.774	5.723	5.701	5.636
100- 8	5.767	5.762	5.756	5.749	5.745	5.660	5.625	5.518
100-16	5.747	5.740	5.731	5.722	5.716	5.598	5.549	5.399
100-24	5.726	5.717	5.706	5.694	5.687	5.535	5.473	5.281
101- 0	5.706	5.695	5.682	5.667	5.659	5.473	5.397	5.163
101- 8	5.686	5.673	5.657	5.639	5.630	5.412	5.321	5.046
101-16	5.666	5.651	5.633	5.612	5.601	5.350	5.246	4.929
101-24	5.646	5.629	5.608	5.585	5.573	5.288	5.170	4.813
102- 0	5.626	5.607	5.584	5.558	5.544	5.227	5.096	4.696
AVG LIFE	21.73	18.28	15.40	13.12	12.17	4.64	3.70	2.29
DURATION	12.11	11.04	9.96	8.98	8.54	3.97	3.25	2.09
FIRST PAY	5/24	12/20	2/18	11/15	12/14	10/07	11/06	7/05
LAST PAY	9/25	4/22	5/19	12/16	1/16	1/08	2/07	8/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of a offer to by nor shall there be any sale of securities in circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1OG3AR2 30 year 5.8's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

03/19/2003 17:13:47

Bond: A8 Balance: 1,500,000 Coupon: 5.750000

Delay: 24  Class Factor: 1.00 Accruing Since:  4/01/2003

Settlement Date:  4/30/2003  WHOLE 30 year WAC:  6.55 WAM: 354.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	325	800	1000	1600
98- 0	5.951	5.963	5.977	5.993	6.002	6.215	6.304	6.591
98- 8	5.931	5.940	5.952	5.966	5.973	6.153	6.229	6.471
98-16	5.910	5.918	5.928	5.939	5.945	6.092	6.153	6.351
98-24	5.890	5.896	5.903	5.912	5.917	6.031	6.078	6.231
99- 0	5.869	5.874	5.879	5.885	5.888	5.969	6.003	6.112
99- 8	5.849	5.852	5.855	5.858	5.860	5.908	5.928	5.993
99-16	5.829	5.830	5.831	5.832	5.832	5.848	5.854	5.874
99-24	5.809	5.808	5.806	5.805	5.804	5.787	5.780	5.756
*100- 0	5.788	5.786	5.782	5.779	5.777	5.727	5.706	5.638
100- 8	5.768	5.764	5.759	5.752	5.749	5.666	5.632	5.521
100-16	5.749	5.742	5.735	5.726	5.721	5.606	5.558	5.404
100-24	5.729	5.721	5.711	5.700	5.694	5.546	5.485	5.287
101- 0	5.709	5.699	5.687	5.674	5.666	5.487	5.412	5.171
101- 8	5.689	5.678	5.664	5.648	5.639	5.427	5.339	5.055
101-16	5.669	5.656	5.640	5.622	5.612	5.368	5.266	4.939
101-24	5.650	5.635	5.617	5.596	5.584	5.309	5.194	4.824
102- 0	5.630	5.614	5.593	5.570	5.557	5.250	5.122	4.709
AVG LIFE	22.85	19.45	16.48	14.09	13.08	4.85	3.85	2.32
DURATION	12.41	11.42	10.39	9.42	8.96	4.12	3.37	2.12
FIRST PAY	9/25	4/22	5/19	12/16	1/16	1/08	2/07	8/05
LAST PAY	8/26	4/23	4/20	10/17	10/16	3/08	3/07	8/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of a offer to by nor shall there be any sale of securities in circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1OG3AR2 30 year 5.8's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

03/19/2003 17:13:54

Bond: A9 Balance: 2,000,000 Coupon: 5.750000

Delay: 24  Class Factor: 1.00 Accruing Since:  4/01/2003

Settlement Date:  4/30.2003  WHOLE 30 year WAC:  6.55 WAM:  354.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	325	800	1000	1600
98- 0	5.948	5.958	5.970	5.985	5.993	6.199	6.288	6.573
98- 8	5.928	5.936	5.947	5.959	5.966	6.140	6.215	6.455
98-16	5.908	5.915	5.923	5.933	5.939	6.081	6.142	6.338
98-24	5.888	5.893	5.900	5.908	5.912	6.022	6.069	6.221
99- 0	5.868	5.872	5.877	5.882	5.885	5.963	5.997	6.105
99- 8	5.848	5.850	5.853	5.857	5.858	5.905	5.925	5.989
99-16	5.829	5.829	5.830	5.831	5.832	5.846	5.853	5.873
99-24	5.809	5.808	5.807	5.806	5.805	5.788	5.781	5.758
*100- 0	5.789	5.787	5.784	5.781	5.779	5.730	5.709	5.643
100- 8	5.770	5.766	5.761	5.755	5.752	5.672	5.638	5.528
100-16	5.750	5.745	5.738	5.730	5.726	5.615	5.567	5.414
100-24	5.731	5.724	5.715	5.705	5.700	5.557	5.496	5.300
101- 0	5.711	5.703	5.693	5.680	5.674	5.500	5.425	5.186
101- 8	5.692	5.682	5.670	5.655	5.648	5.443	5.355	5.073
101-16	5.673	5.662	5.647	5.631	5.622	5.386	5.285	4.960
101-24	5.654	5.641	5.625	5.606	5.596	5.329	5.215	4.848
102- 0	5.635	5.621	5.603	5.581	5.570	5.272	5.145	4.736
AVG LIFE	23.97	20.70	17.67	15.16	14.09	5.08	4.00	2.38
DURATION	12.70	11.81	10.82	9.87	9.42	4.29	3.48	2.17
FIRST PAY	8/26	4/23	4/20	10/17	10/16	3/08	3/07	8/05
LAST PAY	12/27	10/24	10/21	3/19	1/18	7/08	5/07	9/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of a offer to by nor shall there be any sale of securities in circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1OG3AR2 30 year 5.8's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

03/19/2003 17:14:00

Bond: A10 Balance: 1,500,000 Coupon: 5.750000

Delay: 24  Class Factor: 1.00 Accruing Since:  4/01/2003

Settlement Date:  4/30/2003  WHOLE 30 year WAC:  6.55 WAM:  354.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	325	800	1000	1600
98- 0	5.945	5.953	5.964	5.976	5.983	6.181	6.270	6.564
98- 8	5.926	5.932	5.941	5.952	5.958	6.125	6.199	6.448
98-16	5.906	5.911	5.919	5.927	5.932	6.069	6.129	6.332
98-24	5.886	5.891	5.896	5.903	5.907	6.013	6.060	6.217
99- 0	5.867	5.870	5.874	5.879	5.881	5.957	5.990	6.101
99- 8	5.848	5.849	5.852	5.855	5.856	5.901	5.921	5.987
99-16	5.828	5.829	5.830	5.831	5.831	5.845	5.851	5.872
99-24	5.809	5.808	5.808	5.807	5.806	5.790	5.783	5.759
*100- 0	5.790	5.788	5.786	5.783	5.781	5.734	5.714	5.645
100- 8	5.771	5.768	5.764	5.759	5.756	5.679	5.645	5.532
100-16	5.752	5.748	5.742	5.735	5.731	5.624	5.577	5.419
100-24	5.733	5.727	5.720	5.711	5.706	5.570	5.509	5.306
101- 0	5.714	5.707	5.698	5.688	5.682	5.515	5.441	5.194
101- 8	5.695	5.687	5.677	5.664	5.657	5.461	5.373	5.082
101-16	5.676	5.667	5.655	5.641	5.633	5.406	5.306	4.971
101-24	5.658	5.648	5.634	5.617	5.608	5.352	5.238	4.860
102- 0	5.639	5.628	5.612	5.594	5.584	5.298	5.171	4.749
AVG LIFE	25.23	22.22	19.19	16.55	15.41	5.38	4.19	2.41
DURATION	13.00	12.24	11.34	10.41	9.97	4.51	3.62	2.19
FIRST PAY	12/27	10/24	10/21	3/19	1/18	7/08	5/07	9/05
LAST PAY	2/29	4/26	4/23	8/20	6/19	11/08	7/07	10/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of a offer to by nor shall there be any sale of securities in circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1OG3AR2 30 year 5.8's

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date:

03/19/2003 17:14:05

Bond: A12 Balance: 1,794,001 Coupon: 5.500000

Delay: 24  Class Factor: 1.00 Accruing Since:  4/01/2003

Settlement Date:  4/30/2003  WHOLE 30 year WAC:  6.55 WAM;  354.00

480	150	200	250	300	325	800	1000	1600
98- 0	5.683	5.687	5.693	5.701	5.706	5.891	5.985	6.282
98- 8	5.664	5.668	5.673	5.680	5.684	5.840	5.920	6.171
98-16	5.646	5.649	5.653	5.659	5.662	5.790	5.855	6.060
98-24	5.628	5.630	5.633	5.637	5.640	5.740	5.790	5.950
99- 0	5.609	5.611	5.613	5.616	5.618	5.690	5.726	5.840
99- 8	5.591	5.592	5.594	5.595	5.597	5.640	5.662	5.731
99-16	5.573	5.573	5.574	5.575	5.575	5.590	5.597	5.621
99-24	5.555	5.555	5.554	5.554	5.553	5.540	5.534	5.513
*100- 0	5.537	5.536	5.535	5.533	5.532	5.491	5.470	5.404
100- 8	5.519	5.518	5.515	5.512	5.510	5.441	5.406	5.296
100-16	5.501	5.499	5.496	5.492	5.489	5.392	5.343	5.188
100-24	5.483	5.481	5.477	5.471	5.468	5.343	5.280	5.081
101- 0	5.466	5.462	5.457	5.451	5.447	5.294	5.217	4.974
101- 8	5.448	5.444	5.438	5.430	5.426	5.245	5.154	4.867
101-16	5.430	5.426	5.419	5.410	5.405	5.197	5.092	4.760
101-24	5.413	5.408	5.400	5.390	5.384	5.148	5.029	4.654
102- 0	5.395	5.390	5.381	5.369	5.363	5.100	4.967	4.548
AVG LIFE	27.54	25.67	23.24	20.71	19.50	6.07	4.53	2.52
DURATION	13.86	13.42	12.77	12.01	11.61	5.03	3.91	2.30
FIRST PAY	2/29	4/26	4/23	8/20	6/19	11/08	7/07	10/05
LAST PAY	10/32	10/32	10/32	10/32	10/32	3/10	2/08	11/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of a offer to by nor shall there be any sale of securities in circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.